Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of June 27, 2014 by and among ORION MARINE GROUP, INC., a Delaware corporation (the “Borrower”); each of the Lenders which is a party to the Credit Agreement (as defined below) (individually, a “Lender” and, collectively, the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, acting as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

RECITALS

A.The Borrower, the Lenders and the Administrative Agent executed and delivered that certain Credit Agreement dated as of June 25, 2012, as amended by instrument dated as of April 30, 2013. Said Credit Agreement, as amended, supplemented and restated, is herein called the “Credit Agreement”. Any capitalized term used in this Amendment and not otherwise defined shall have the meaning ascribed to it in the Credit Agreement.

B.The Borrower, the Lenders and the Administrative Agent desire to amend the Credit Agreement in certain respects.

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Administrative Agent do hereby agree as follows:

SECTION 1. Amendments to Credit Agreement.

(a)A new definition of “Fixed Charge Coverage Ratio” is hereby added to Section
1.01 of the Credit Agreement, such new definition to read in its entirety as follows:

“Fixed Charge Coverage Ratio” means, as of any day, the ratio of (a) EBITDA for the 12 months ending on such date minus the greater of (i) Maintenance Capital Expenditures for such period or (ii) $5,000,000 to (b) Fixed Charges for such 12-month period, determined in each case on a consolidated basis for Borrower and its Subsidiaries.

(b)A new definition of “Fixed Charges” is hereby added to Section 1.01 of the Credit Agreement, such new definition to read in its entirety as follows:

“Fixed Charges” means (without duplication), for any period, (a) Debt Service for such period, plus (b) taxes paid in cash during such period plus (c) one-fifth of the aggregate outstanding amount (as of the date of calculation of the Fixed Charge Coverage Ratio) of the aggregate principal amount of Loans.

(c)The definition of “Revolving Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Revolving Maturity Date” means June 30, 2015.

(d)The definition of “Term Loan Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Term Loan Maturity Date” means June 30, 2015.

(e)Section 5.13 of the Credit Agreement is hereby amended to read in its entirety as follows:

SECTION 5.13. Financial Covenants. The Borrower will have and maintain:

(a)Fixed Charge Coverage Ratio - a Fixed Charge Coverage Ratio of not less than 1.50 to 1.00 at all times.

times.

(b)	Leverage Ratio - a Leverage Ratio of not greater than 2.50 to 1.00 at all

(a)Section 6.15 of the Credit Agreement is hereby amended to be in its entirety as follows:

SECTION 6.15. Profitability Covenant. Borrower will not have nor suffer to exist (i) a consolidated quarterly loss of greater than $3,250,000 for the second fiscal quarter 2014 or (ii) a consolidated net loss for Borrower and its Subsidiaries in respect of any four consecutive fiscal quarter periods (commencing with the third fiscal quarter of 2014).

(b)Exhibit B to the Credit Agreement is hereby amended to be identical to Exhibit B attached hereto.

SECTION 2. Ratification. Except as expressly amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect. None of the rights, title and interests existing and to exist under the Credit Agreement are hereby released, diminished or impaired, and the Borrower hereby reaffirms all covenants, representations and warranties in the Credit Agreement.

SECTION 3. Expenses. The Borrower shall pay to the Administrative Agent all reasonable fees and expenses of its legal counsel incurred in connection with the execution of this Amendment.

SECTION 4. Certifications. The Borrower hereby certifies that after the effectuation of this Amendment (a) no event has occurred and is continuing which would reasonably be expected to have a Material Adverse Effect and (b) no Default or Event of Default has occurred and is continuing.

SECTION 5. Miscellaneous. This Amendment (a) shall be binding upon and inure to the benefit of the Borrower, the Lenders and the Administrative Agent and their respective successors, assigns, receivers and trustees; (b) may be modified or amended only by a writing signed by the required parties; (c) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America; (d) may be executed in several counterparts by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement and (e) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Amendment.

         NOTICE PURSUANT TO TEX. BUS. & COMM. CODE §26.02

THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES PRIOR HERETO OR SUBSTANTIALLY CONCURRENTLY HEREWITH CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Borrower, the Lenders and the Administrative Agent have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first above written.

ORION MARINE GROUP, INC.,
a Delaware Corporation

By: /s/ Christopher J. DeAlmeida
Name: Christopher J. DeAlmeida
Title: Vice President & Chief Financial Officer
WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent and as a Lender

By: /s/ Timothy P. Gebauer
Timothy P. Gebauer,
Vice President

The undersigned hereby join in this Amendment to evidence their consent to execution by the Borrower of this Amendment, to agree to be bound by the provisions of this Amendment to the extent applicable to the undersigned, to confirm that each Loan Document now or previously executed by the undersigned applies and shall continue to apply to the Credit Agreement, as amended hereby, to acknowledge that without such consent and confirmation, Lenders would not execute this Amendment and to join in the notice pursuant to Tex. Bus. & Comm. Code §26.02 set forth above.

OCGP, LLC, a Texas limited liability company, OCLP, LLC, a Nevada limited liability company, KFMSLP, LLC, a Nevada limited liability company, INDUSTRIAL CHANNEL AND DOCK
COMPANY, a Texas corporation, COMMERCIAL CHANNEL AND DOCK COMPANY, a Texas corporation

By: /s/ Christopher J. DeAlmeida
Name: Christopher J. DeAlmeida
Title: Vice President & Chief Financial Officer

ORION ADMINISTRATIVE SERVICES, INC., a
Texas corporation, ORION MARINE CONTRACTORS, INC., a Delaware corporation, ORION MARINE CONSTRUCTION, INC., a
Florida corporation, INDUSTRIAL CHANNEL AND DOCK COMPANY, a Texas corporation, COMMERCIAL CHANNEL AND DOCK
COMPANY, a Texas corporation, MISENER MARINE CONSTRUCTION, INC., a Georgia corporation, SCHNEIDER E&C COMPANY, INC., a Florida corporation

By: /s/ Christopher J. DeAlmeida
Name: Christopher J. DeAlmeida
Title: Vice President & Chief Financial Officer

ORION CONSTRUCTION LP, a Texas limited partnership
By: OCGP, LLC, a Texas limited liability company, its sole General Partner
By: /s/ Christopher J. DeAlmeida
Name: Christopher J. DeAlmeida
Title: Vice President & Chief Financi al Officer

F. MILLER CONSTRUCTION, LLC, a Louisiana limited liability company
By: /s/ Christopher J. DeAlmeida
Name: Christopher J. DeAlmeida
Title: Vice President & Chief Financial Officer

SSL SOUTH, LLC, a Florida limited liability company
By: /s/ Christopher J. DeAlmeida
Name: Christopher J. DeAlmeida
Title: Vice President & Chief Financial Officer

CBP PROPERTIES, LLC,
a Texas limited liability company

By: /s/ Christopher J. DeAlmeida
Name: Christopher J. DeAlmeida
Title: Vice President & Chief Financial Officer

[Signature Page for Second Amendment to Credit Agreement]

HOU:0050320/00182: l736599v2

EXHIBIT B

(Compliance Certificate - Attached)

COMPLIANCE CERTIFICATE

The undersigned hereby certifies that he or she is the    of ORION MARINE GROUP, INC., a Delaware corporation (the “Borrower”), and that as such he or she is authorized to execute this certificate on behalf of the Borrower pursuant to the Credit Agreement (the “Agreement”) dated as of June 25, 2012, by and among Borrower, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, and the lenders therein named; and that a review has been made under his or her supervision with a view to determining whether the Loan Parties have fulfilled all of their respective obligations under the Agreement, the Notes and the other Loan Documents; and further certifies, represents and warrants that to his or her knowledge (each capitalized term used herein having the same meaning given to it in the Agreement unless otherwise specified):

(a)The financial statements delivered to the Administrative Agent concurrently with this Compliance Certificate have been prepared in accordance with GAAP consistently followed throughout the period indicated and fairly present the financial condition and results of operations of the applicable Persons as at the end of, and for, the period indicated (subject, in the case of quarterly financial statements, to normal changes resulting from year-end adjustments and the absence of certain footnotes).

(b)No Default or Event of Default has occurred and is continuing. In this regard, the compliance with the provisions of Sections 5.13 and 6.15 as of the effective date of the financial statements delivered to the Administrative Agent concurrently with this Compliance Certificate is as follows:

(i)	Section 5.13(a) - Fixed Charge Coverage Ratio

Actual    Required

     to 1.00    1.50 to 1.00

(ii)	Section 5.13(b) - Leverage Ratio

Actual    Required

     to 1.00    2.50 to 1.00

(iii)
The attachment hereto sets forth an analysis of compliance/non-compliance with the negative covenants set forth in the Credit Agreement (the pertinent provisions of the Credit Agreement are included at the end of the attachment).

(c)There has been no change in GAAP or in the application thereof since the Effective Date which would reasonably be expected to affect the calculation of the financial covenants set forth in the Agreement or, if any such change has occurred, the effects of such

EXHIBIT B
change on the financial statements of the respective Loan Parties are specified on an attachment hereto.

(d)Since the date of the Agreement, no event has occurred which would be reasonably likely to have a Material Adverse Effect.

DATED as of    , 201    .

[SIGNATURE OF AUTHORIZED OFFICER]

EXHIBIT B

2

Borrower Negative Covenants:
SectionCovenant		In Compliance
6.01	Indebtedness	Yes	No
6.02	Liens	Yes	No
6.03	Fundamental Changes	Yes	No
6.04	Investments, Loans, Advances and Guarantees	Yes	No
6.05	Asset Sales	Yes	No
6.06	Sales and Leaseback Transactions	Yes	No

Attachment to Exhibit B - Negative Covenant Compliance

6.07	Swap Agreements	Yes	No
6.08	Restricted Payments	Yes	No
6.09	Transactions with Affliates	Yes	No
6.10	Restrictive Paymentes	Yes	No
6.11	Amendment of Material Documents	Yes	No

Attachment to Exhibit B - Negative Covenant Compliance

6.12	Additional Subsidiaries	Yes
6.13	Property of Foreign Subsidiaries	Yes
6.14	Acquisitions	Yes
6.15	Profitability Covenant	Yes

Attachment to Exhibit B - Negative Covenant Compliance